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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 20, 2009

                       FIRST SAVINGS FINANCIAL GROUP, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        INDIANA                       001-34155           37-1567871
        -------                       ---------           ----------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)       Identification No.)


           501 EAST LEWIS & CLARK PARKWAY, CLARKSVILLE, INDIANA 47129
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (812) 283-0724
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On November 20, 2009, First Savings Financial Group, Inc., the holding company for First Savings Bank, F.S.B., issued a press release announcing that its annual meeting of stockholders will be held on February 24, 2010. The press release announcing the annual meeting is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         Exhibits

         99.1     Press Release dated November 20, 2009




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  November 20, 2009               By: /s/ Larry W. Myers
                                           -------------------------------------
                                           Larry W. Myers
                                           President and Chief Executive Officer